Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of January 26, 2011 (this “First Amendment”), to the Credit Agreement, dated as of April 10, 2007 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among Domus Intermediate Holdings Corp. (“Holdings”), Realogy Corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), as administrative agent (the “Administrative Agent”), and the other agents from time to time party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Required Lenders amend the Credit Agreement and the Required Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by:

(a) adding the following terms in appropriate alphabetical order:

“Available Unused Credit Linked Deposits” shall mean, with respect to a Synthetic L/C Lender, an amount equal to the amount by which (i) the Credit Linked Deposits of such Synthetic L/C Lender at such time exceeds (ii) the Synthetic L/C Exposure of such Synthetic L/C Lender at such time.

“Existing Revolving Facility” shall mean the Revolving Facility Commitments (excluding any Incremental Revolving Facility Commitments) and the extensions of credit made thereunder by the applicable Revolving Facility Lenders.

“Existing Synthetic L/C Facility” shall mean the Credit-Linked Deposits and the Synthetic Letters of Credit other than with respect to the Extended Synthetic L/C Commitments.

“Extended First Lien Term Loan” shall have the meaning assigned to such term in Section 2.20(e).

“Extended Revolving Facility Commitment” shall have the meaning assigned to such term in Section 2.20(e).

“Extended Second Lien Term Loan” shall have the meaning assigned to such term in Section 2.20(e).

“Extended Synthetic L/C Commitment” shall have the meaning assigned to such term in Section 2.20(e).

“Extended Term Loan” shall mean an Extended First Lien Term Loan, an Extended Second Lien Term Loan or an Extended Incremental Junior Term Loan, as applicable.

“Extending First Lien Lender” shall have the meaning assigned to such term in Section 2.20(e).

“Extending Incremental Junior Term Lender” shall have the meaning assigned to such term in Section 2.20(e).

“Extended Incremental Junior Term Loan” shall have the meaning assigned to such term in Section 2.20(e).

“Extending Lender” shall mean an Extending First Lien Lender, an Extending Second Lien Term Lender or an Extending Incremental Junior Term Lender, as applicable.

“Extending Prepayment Accepting Lender” shall have the meaning assigned thereto in Section 2.11(g).

“Extending Prepayment Declining Lender” shall have the meaning assigned thereto in Section 2.11(g).

“Extending Second Lien Term Lender” shall have the meaning assigned to such term in Section 2.20(e).

“Extension” shall have the meaning assigned to such term in Section 2.20(e).

“Extension Offers” shall have the meaning assigned to such term in Section 2.20(e).

“First Amendment” shall mean the First Amendment, dated as of January 26, 2011 to this Agreement.

“First Amendment Effective Date” shall mean the date on which the conditions to effectiveness of the First Amendment set forth in Section 14 of the First Amendment are satisfied or waived.

“First and a Half Lien Intercreditor Agreement” shall mean an intercreditor agreement reasonably satisfactory to the Administrative Agent establishing the rights and benefits to the Collateral of the First Lien Lenders and the holders of First and a Half Lien Refinancing Notes or representatives thereof, which intercreditor agreement shall be substantially in the form attached hereto as Exhibit E.

“First and a Half Lien Refinancing Notes” shall mean First Lien Refinancing Notes secured on a junior basis to the Term B Loans, but secured on a senior basis to the Second Lien Term Loans.

“First Lien Intercreditor Agreement” shall mean an intercreditor agreement reasonably satisfactory to the Administrative Agent establishing the rights and benefits on a pari passu basis to the Collateral of the First Lien Lenders and the holders of First Lien Refinancing Notes intended to be secured on a pari passu basis with the First Lien Term Loans or representatives thereof.

“First Lien Lenders” shall have the meaning assigned to such term in the Second Lien Incremental Assumption Agreement.

“First Lien Net Proceeds” shall mean 100% (or 90% in the case of First Lien Refinancing Notes secured on a pari passu basis with or junior to the Second Lien Term Loans or, if the Second Lien Term Loans have been paid in full, the First and a Half Refinancing Notes) of the Net Cash Proceeds from the issuance, incurrence or sale of First Lien Refinancing Notes.

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“First Lien Refinancing Notes” shall mean (i) senior secured notes or loans of the Borrower (which notes or loans may be secured on a pari passu basis with or junior to the Term B Loans) incurred on or after the First Amendment Effective Date for purposes of refinancing Indebtedness (a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the date that is 91 days following the maturity date of the Indebtedness being refinanced with the proceeds of such notes or loans (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) and (b) the covenants, events of default, guarantees, collateral and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Borrower and the Subsidiaries than those agreed by the Borrower with the Administrative Agent or at least one nationally recognized non-affiliated investment bank as appropriate for widely distributed senior secured notes or loans of the Borrower (which investment bank may be an underwriter, initial purchaser, placement agent or arranger of such notes or loans) as reasonably evidenced to the Administrative Agent at least three Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, and (ii) any refinancing, refunding, renewal, replacement, defeasance or extension of any First Lien Refinancing Notes; provided that in connection with any such refinancing, refunding, renewal, replacement, defeasance or extension (in each case, a “refinancing,” with correlatives of such term having a similar meaning), (w) the principal amount of any such refinancing Indebtedness is not greater than the principal amount of the Indebtedness being refinanced outstanding immediately prior to such refinancing (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses relating to such refinancing Indebtedness), (x) such refinancing Indebtedness otherwise complies with this definition, (y) such refinancing Indebtedness is secured on a pari passu basis with or junior to the Indebtedness being refinanced and (z) if such Indebtedness is secured on a senior basis to the Second Lien Term Loans, the aggregate principal amount of such refinancing Indebtedness (including amounts attributable to amounts set forth in the parenthetical to subclause (w) above) does not exceed the principal amount of the Indebtedness being refinanced, provided that this clause (z) shall not apply if the Second Lien Term Loans are paid in full or if the Required Second Lien Term Lenders have become parties to the First Amendment or have otherwise agreed that this clause (z) shall not apply in a manner reasonably satisfactory to the Administrative Agent. Notes issued by the Borrower in exchange for any First Lien Refinancing Notes in accordance with the terms of a registration rights agreement entered into in connection with the issuance of such First Lien Refinancing Notes shall also be considered First Lien Refinancing Notes.

“First Lien Term Lenders” shall mean collectively, Lenders with respect to the Term B Loans and Incremental Term Lenders with respect to Loans secured on a pari passu basis with the Term B Loans.

“First Lien Term Loans” shall mean the Term B Loans and/or Incremental Term Loans that are secured on a pari passu basis with the Term B Loans.

“First Priority Creditors” shall have the meaning assigned to such term in the Intercreditor Agreement.

“First Priority Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Incremental Junior Term Lenders” shall mean, collectively, Lenders with respect to the Incremental Junior Term Loans.

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“Incremental Junior Term Loan” shall mean any Incremental Term Loan that is secured by a Lien on the Collateral that is junior to the Lien on the Collateral of the Second Lien Term Loans (or, if the Second Lien Term Loans have been paid in full, the First and a Half Refinancing Notes).

“Incremental Revolving Facility” shall mean any Incremental Revolving Facility Commitments and the extensions of credit made thereunder by the applicable Revolving Facility Lenders.

“Incremental Synthetic L/C Facility” shall mean the Credit-Linked Deposits and the Synthetic Letters of Credit with respect to the Extended Synthetic L/C Commitments.

“Incremental Term Loan Facility” shall mean any series of Incremental Term Loans established pursuant to an Incremental Assumption Agreement.

“Intercreditor Agreement” shall have the meaning assigned to such term in the Second Lien Incremental Assumption Agreement.

“Junior Refinancing Indebtedness” shall mean Indebtedness of the Borrower that is either unsecured or secured on a pari passu basis with or junior to the Second Lien Term Loans (or, if the Second Lien Term Loans have been paid in full, secured on a pari passu basis with or junior to any First and a Half Lien Refinancing Notes) and is incurred after the First Amendment Effective Date (a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the date that is 91 days following the maturity date of the Indebtedness being refinanced with the proceeds of such Junior Refinancing Indebtedness (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) and (b) the covenants, events of default, guarantees, collateral and other terms of such Indebtedness (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Borrower and the Subsidiaries than those agreed by the Borrower with the Administrative Agent or at least one nationally recognized non-affiliated investment bank as appropriate for widely distributed unsecured or junior secured notes or loans of the Borrower (which investment bank may be an underwriter, initial purchaser, placement agent or arranger of such Indebtedness) as reasonably evidenced to the Administrative Agent at least three Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness. Notes issued by the Borrower in exchange for any Junior Refinancing Indebtedness in accordance with the terms of a registration rights agreement entered into in connection with the issuance of such Junior Refinancing Indebtedness shall also be considered Junior Refinancing Indebtedness.

“Net Cash Proceeds” shall mean, with respect to any issuance or sale by any Loan Party of Indebtedness, the cash proceeds received from such issuance or sale, net of all taxes and fees (including financial advisory and investment banking fees), underwriting discounts, commissions, costs and other expenses (including legal fees and expenses), in each case incurred in connection with such issuance or sale.

“Prepaid Extending Lender” shall have the meaning assigned thereto in Section 2.11(g).

“Second Lien Incremental Assumption Agreement” shall mean the Incremental Assumption Agreement, dated as of September 29, 2009, among Holdings, the borrower, the Second Lien Term Lenders, the Administrative Agent and Wilmington Trust Company, as Collateral Agent for the Second Priority Secured Parties.

“Second Lien Intercreditor Agreement” shall mean an intercreditor agreement reasonably satisfactory to the Administrative Agent establishing the rights and benefits on a pari passu basis to the

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Collateral of the Second Lien Term Lenders and the holders of First Lien Refinancing Notes intended to be secured on a pari passu basis with the Second Priority Obligations or representatives thereof.

“Second Lien Term Facility” shall mean the Incremental Term Loan Facility under which the Second Lien Term Loans were made.

“Second Priority Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.

(b) amending and restating clause (d) of the definition of “Cumulative Credit” as follows:

(d) the cumulative amount of proceeds (including cash and the fair market value (as determined in good faith by the Borrower) of property other than cash) (x) from the sale of Equity Interests of Holdings or any Parent Entity after the Closing Date and on or prior to such time (including upon exercise of warrants or options) which proceeds have been contributed as common equity to the capital of the Borrower and common Equity Interests of the Borrower issued upon a conversion or exchange of Indebtedness of the Borrower or any Subsidiary owed to a person other than the Borrower or a Subsidiary not previously applied for a purpose other than use in the Cumulative Credit and (y) on and after the date of the effectiveness of a Borrower Qualified IPO, received by Borrower from the sale of Equity Interests of the Borrower (including in connection with a Borrower Qualified IPO and upon exercise of warrants or options); provided, that this clause (d) shall exclude (i) Permitted Cure Securities and the proceeds thereof, (ii) sales of Equity Interests financed as contemplated by Section 6.04(e) and (iii) any amounts used to finance the payments or distributions in respect of any Junior Financing pursuant to Section 6.09(b)(i)(C), plus

(c) amending and restating the definition of “Facility” as follows:

“Facility” shall mean any of (a) any Term Facility (which, as applicable, shall include any Term B Facility and/or any Incremental Term Facility), (b) any Revolving Facility (which, as applicable, shall include the Existing Revolving Facility and/or any Incremental Revolving Facility) or (c) the Synthetic L/C Facility (which , as applicable, shall include the Existing Synthetic L/C Facility or any Incremental Synthetic L/C Facility), as the context may require.

(d) amending and restating the definition of “Incremental Amount” as follows:

“Incremental Amount” shall mean, at any time (a) prior to the First Amendment Effective Date, the excess, if any of (i) $650 million over (ii) the aggregate amount of all Incremental Term Loan Commitments and Incremental Revolving Facility Commitments established prior to such time pursuant to Section 2.20 and (b) on or after the First Amendment Effective Date, the excess, if any of (i) $350 million over (ii) the aggregate amount of all Incremental Term Loan Commitments established after the First Amendment Effective Date but prior to such time pursuant to Section 2.20.

(e) amending the definition of “Incremental Assumption Agreement” contained therein by inserting immediately before the “.” therein the phrase “and/or First Lien Lenders with respect to Extended Synthetic L/C Commitments”.

(f) amending and restating the definition of “Loan Documents” as follows:

“Loan Documents” shall mean this Agreement, the Letters of Credit, the Security Documents, any Incremental Assumption Agreement, any Promissory Note and any amendments or supplements to the foregoing; provided that for purposes of the expense reimbursement and indemnity provisions in Section 10.05 only, the agreements governing any First Lien Refinancing Notes shall be deemed to be Loan Documents.

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(g) amending and restating the final proviso of the definition of “Permitted Refinancing Indebtedness” as follows:

; provided, however, that any Lien on Collateral securing Permitted Refinancing Indebtedness incurred pursuant to Section 6.01(b) shall be subordinated to the Liens granted to the First Lien Lenders under the Loan Documents and an intercreditor agreement reasonably satisfactory to the Administrative Agent shall be entered into providing that such new Liens will be subordinated to the Liens granted to the First Lien Lenders under the Loan Documents on customary terms.

(h) amending and restating the definition of “Revolving Maturity Date” as follows:

“Revolving Facility Maturity Date” shall mean April 10, 2013 or, with respect to any Incremental Revolving Facility, the maturity date thereof specified in the Incremental Assumption Agreement with respect thereto.

(i) amending and restating the definition of “Security Documents” as follows:

“Security Documents” shall mean the Mortgages, the Collateral Agreement, the Foreign Pledge Agreements, the Intercreditor Agreement, the First Lien Intercreditor Agreement, the First and a Half Lien Intercreditor Agreement, the Second Lien Intercreditor Agreement and any other intercreditor agreement executed and delivered pursuant to Section 6.02 and each of the security agreements and other instruments and documents executed and delivered with respect to the Loans and Commitments pursuant to any of the foregoing or pursuant to Section 5.09 or any Incremental Assumption Agreement.

(j) amending the definition of “Senior Secured Leverage Ratio” by inserting immediately before the “.” therein the following:

; provided further that solely for purposes of the definition of “Net Proceeds”, the definition of “Required Percentage”, Section 2.11(b), Indebtedness incurred pursuant to Section 6.01(h), Restricted Payments made pursuant to Section 6.06(e) and any payment or distribution with respect to any preferred Equity Interests or any Disqualified Stock with the Cumulative Credit pursuant to Section 6.09(b)(i)(F), the aggregate principal amount of First and a Half Lien Refinancing Notes (and any Permitted Refinancing Indebtedness and other Indebtedness that is secured on a pari passu basis therewith) of the Borrower and its Subsidiaries outstanding at such date shall be included in the calculation of Total Senior Secured Net Debt

(k) amending and restating the definition of “Synthetic L/C Maturity Date” as follows:

“Synthetic L/C Maturity Date” shall mean April 10, 2013 or, with respect to any Incremental Synthetic L/C Facility, the maturity date thereof specified in the Incremental Assumption Agreement with respect thereto.

(l) amending the definition of “Total Senior Secured Net Debt” by inserting, after the phrase “without duplication, Indebtedness” the parenthetical “(other than, except as otherwise provided in the definition of Senior Secured Leverage Ratio, any First and a Half Lien Refinancing Notes and any other Indebtedness that is secured on a pari passu basis with or junior to the First and a Half Lien Refinancing Notes)”.

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SECTION 3. Amendment to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended by adding the following Section 1.04:

SECTION 1.04. Second Lien Incremental Assumption Agreement; Intercreditor Agreement. Terms defined in the Second Lien Incremental Assumption Agreement or in the Intercreditor Agreement but not defined (or redefined) herein shall have the meanings assigned to such terms in the Second Lien Incremental Assumption Agreement or Intercreditor Agreement, as applicable. For the avoidance of doubt, the Second Lien Security Documents and the Intercreditor Agreement, as well as any other intercreditor agreement contemplated hereby, shall be Security Documents and the Second Lien Incremental Assumption Agreement shall be a Loan Document.

SECTION 4. Amendments to Section 2.11 of the Credit Agreement. Section 2.11 of the Credit Agreement is hereby amended by:

(a) amending and restating clause (b) thereof as follows:

(b) Promptly upon receipt thereof by Holdings or any of its Subsidiaries (or after a Borrower Qualified IPO, the Borrower and its Subsidiaries), all Net Proceeds shall be applied to prepay Term Loans in accordance with paragraphs (c) and (d) of Section 2.10. Notwithstanding the foregoing, the Borrower may (i) use a portion of such Net Proceeds pursuant to clause (a) of the definition thereof to prepay or repurchase First Lien Refinancing Notes secured on a pari passu basis with the Term B Loans to the extent any agreement governing such First Lien Refinancing Notes requires the Borrower to prepay or make an offer to purchase such First Lien Refinancing Notes with the proceeds of such Asset Sale, in each case in an amount not to exceed the product of (x) the amount of such Net Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of such First Lien Refinancing Notes and with respect to which such a requirement to prepay or make an offer to purchase exists and the denominator of which is the sum of the outstanding principal amount (or, in the case of First Lien Refinancing Notes issued at less than its principal amount at maturity, the accreted value thereof) of such First Lien Refinancing Notes and the outstanding principal amount of Term Loans (excluding the Second Lien Term Loans), and (ii) retain Net Proceeds pursuant to clause (b) of the definition thereof, provided that the Senior Secured Leverage Ratio on the last day of the Borrower’s then most recently completed fiscal quarter for which financial statements are available shall be less than or equal to 2.50 to 1.00.

(b) inserting the following new clause (g) at the end thereof:

(g) Notwithstanding anything to the contrary set forth in this Agreement (including Section 2.11(a) or (f) or Section 2.18(c) (which provisions shall not be applicable to this Section 2.11(g))) or any other Loan Document, to the extent the Borrower receives First Lien Net Proceeds (other than any First Lien Net Proceeds in respect of any First Lien Refinancing Notes that Refinanced prior issued, sold or incurred First Lien Refinancing Notes the First Lien Net Proceeds of which were applied as required by this Section 2.11(g)), the Borrower shall elect to either (x) apply the aggregate amount of such First Lien Net Proceeds to prepay the First Lien Term Loans at par on a pro rata basis on or prior to the third Business Day following the receipt of such First Lien Net Proceeds, (y) with respect to any Extension Offer made in connection with the receipt of such First Lien Net Proceeds, apply the aggregate amount of such First Lien Net Proceeds to prepay the First Lien Term Loans of each First Lien Term Lender agreeing to such Extension (each such Extending Lender, a “Prepaid Extending Lender”) at par on a pro rata basis among such Prepaid Extending Lenders on or prior to the third Business Day following the receipt of such First Lien Net Proceeds; provided that, to the extent that such Extending Lenders are individually permitted under the applicable Incremental Assumption Agreement to decline their respective shares of such prepayment (which election shall be permitted hereunder to the

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extent permitted in the applicable Incremental Assumption Agreement and made in accordance with the terms thereof), and any such Extending Lender makes such an election to decline its share of such prepayment, such declined amount shall instead be applied to prepay the First Lien Term Loans of each First Lien Term Lender agreeing to such Extension and not electing to decline its share of such prepayment (each such Extending Lender, an “Extending Prepayment Accepting Lender”) at par on a pro rata basis among such Extending Prepayment Accepting Lenders on or prior to the third Business Day following the receipt of such First Lien Net Proceeds; provided further that, to the extent that the foregoing proviso is applicable and the aggregate declined amounts exceed the aggregate amount of the remaining First Lien Loans of the Extending Prepayment Accepting Lenders, such excess First Lien Net Proceeds shall then be used to prepay the First Lien Term Loans of each First Lien Term Lender agreeing to such Extension but electing to decline its share of such prepayment (each such Extending Lender, an “Extending Prepayment Declining Lender”) at par on a pro rata basis among such Extending Prepayment Declining Lenders (which Lenders, for the avoidance of doubt, shall not be permitted to decline such prepayment) on or prior to the fourth Business Day following the receipt of such First Lien Net Proceeds; provided further that, to the extent that the aggregate declined amounts exceed the aggregate amount to be paid to Prepaid Extending Lenders after giving effect to the foregoing provisos, such excess shall then be used in accordance with clause (x) hereof on or prior to the fourth Business Day following the receipt of such First Lien Net Proceeds or (z) to the extent permitted pursuant to the Incremental Assumption Agreement with respect to any Extension of Loans and/or Commitments made pursuant to an Extension Offer, apply the aggregate amount of such First Lien Net Proceeds to prepay Term Loans or permanently reduce Revolving Facility Commitments that did not participate in such Extension Offer (“Non-Extending Lenders”) at par on a pro rata basis on or prior to the third Business Day following the receipt of such First Lien Net Proceeds; provided that to the extent that the First Lien Net Proceeds exceed the aggregate amount to be paid to the Non-Extending Lenders, such excess First Lien Net Proceeds shall be used in accordance with clause (x) hereof on or prior to the fourth Business Day following the receipt of such First Lien Net Proceeds. If the related First Lien Refinancing Notes are secured on a senior basis to the Second Lien Term Loans, the aggregate principal amount of such First Lien Refinancing Notes (for the avoidance of doubt, without deduction for amounts attributable to unpaid accrued interest and premium (including tender premiums) with respect to the First Lien Term Loans being refinanced with the proceeds of such First Lien Refinancing Notes and underwriting discounts, defeasance costs, fees, commissions and expenses relating to such First Lien Refinancing Notes) shall not exceed the outstanding principal amount of the First Lien Term Loans being refinanced, provided that this sentence shall not apply if the Second Lien Term Loans have been paid in full or the Required Second Lien Term Lenders have become parties to the First Amendment or have otherwise agreed that this sentence shall not apply in a manner reasonably satisfactory to the Administrative Agent.

SECTION 5. Amendments to Section 2.20 of the Credit Agreement. Section 2.20 of the Credit Agreement is hereby amended by:

(a) deleting the amount “$650 million” in clause (a) thereof and substituting in lieu thereof the amount “$1.0 billion”;

(b) inserting the following new proviso at the end of the first sentence of clause (a) thereof, immediately before the “.”:

; provided further that from and after the First Amendment Effective Date, the Borrower shall not request Incremental Revolving Facility Commitments and shall only request Incremental Term Loan Commitments for Incremental Term Loans that are secured by a Lien on the Collateral that is junior to the Lien on the Collateral securing the Second Lien Term Loans (or, if the Second Lien Term Loans have been paid in full, the First Lien Term Loans).

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(c) inserting the following new clauses at the end of such Section:

(e) Notwithstanding anything to the contrary set forth in this Agreement (including Section 2.18(c) (which provisions shall not be applicable to clauses (e) through (l) of this Section 2.20)) or any other Loan Document, pursuant to one or more offers made from time to time by the Borrower to all Lenders of a particular Facility on a pro rata basis (“Extension Offers”), the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of each such Lender’s First Lien Term Loans, Second Lien Term Loans, Incremental Junior Term Loans or the Synthetic L/C Commitments or Revolving Facility Commitments as applicable to each such Lender and to otherwise modify the terms of such Lender’s First Lien Term Loans, Second Lien Term Loans, Incremental Junior Term Loans, the Synthetic L/C Commitments (or Credit-Linked Deposit) or Revolving Facility Commitment pursuant to the terms of the relevant Extension Offer (including increasing the interest rate or fees and/or modifying the amortization schedule in respect thereof). Any such extension (an “Extension”) agreed to between the Borrower and any such First Lien Lender (an “Extending First Lien Lender”), Second Lien Term Lender (an “Extending Second Lien Term Lender”) or Incremental Junior Term Lender (an “Extending Incremental Junior Term Lender”) will be established under the Credit Agreement by (i) implementing an Incremental Term Loan for such Lender (if such Lender is extending an existing First Lien Term Loan (such extended First Lien Term Loan, an “Extended First Lien Term Loan”), Second Lien Term Loan (such extended Second Lien Term Loan, an “Extended Second Lien Term Loan”) or Incremental Junior Term Loan (such extended Incremental Junior Term Loan, an “Extended Incremental Junior Term Loan”)), (ii) implementing an Incremental Revolving Facility Commitment for such Lender (if such Lender is extending an existing Revolving Facility Commitment (such extended Revolving Facility Commitment, an “Extended Revolving Facility Commitment”)) and (iii) with respect to any extension of a Synthetic L/C Maturity Date (such extended Credit-Linked Deposit, an “Extended Synthetic L/C Commitment”), deeming the Credit Agreement amended such that references to Synthetic L/C Commitments (and any related definitions and terms) shall be deemed to include the Extended Synthetic L/C Commitments where necessary to carry out the intent of this Section. The Borrower shall not be required to make Extension Offers on a pro rata basis across the First Lien Term Loans, Second Lien Term Loans, Incremental Junior Term Loans, Revolving Facility Commitments and Credit-Linked Deposits, and the Borrower shall be permitted to elect whether any such Election Offer shall apply to the First Lien Term Loans, Second Lien Term Loans, Incremental Junior Term Loans, Revolving Facility Commitments or Credit-Linked Deposits (or any combination thereof).

(f) The Borrower and each Extending Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Extended First Lien Term Loans, Extended Second Lien Term Loans, Extended Incremental Junior Term Loans, Extended Revolving Facility Commitments and/or Extended Synthetic L/C Commitments, as applicable, of such Extending Lender. Each Incremental Assumption Agreement shall specify the terms of the applicable Extended First Lien Term Loans, Extended Second Lien Term Loans, Extended Incremental Junior Term Loans, Extended Revolving Facility Commitments and/or Extended Synthetic L/C Commitments, as the case may be; provided that (i) except as to interest rates, fees, amortization, final maturity date and participation in prepayments (which shall, subject to clauses (ii) and (iii) of this proviso, be determined by the Borrower and set forth in the Extension Offer), the Extended First Lien Term Loans shall have (x) the same terms as the Term B Loans or (y) such other terms as shall be reasonably satisfactory to the Administrative Agent, (ii) the final maturity date of any Extended First Lien Term Loans shall be later than the Term B Facility Maturity Date, (iii) the weighted average life to maturity of any Extended First Lien Term Loans shall be longer than the remaining weighted average life to maturity of the Term B Loans, (iv) except as to interest rates, fees, amortization, final maturity date and participation in prepayments (which shall, subject to clauses (v) and (vi) of this proviso, be determined by the Borrower and set forth in the Extension Offer),

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the Extended Second Lien Term Loans shall have (x) the same terms as the Second Lien Term Loans or (y) such other terms as shall be reasonably satisfactory to the Administrative Agent, (v) the final maturity date of any Extended Second Lien Term Loans shall be later than October 15, 2017, (vi) the weighted average life to maturity of any Extended Second Lien Term Loans shall be longer than the remaining weighted average life to maturity of the Second Lien Term Loans, (vii) except as to interest rates, fees, amortization, final maturity date and participation in prepayments (which shall, subject to clauses (viii) and (ix) of this proviso, be determined by the Borrower and set forth in the Extension Offer), the Extended Incremental Junior Term Loans shall have (x) the same terms as the Incremental Junior Term Loans or (y) such other terms as shall be reasonably satisfactory to the Administrative Agent, (viii) the final maturity date of any Extended Incremental Junior Term Loans shall be later than the maturity date for the Incremental Junior Term Loans, (ix) the weighted average life to maturity of any Extended Incremental Junior Term Loans shall be longer than the remaining weighted average life to maturity of the Incremental Junior Term Loans, (x) except as to interest rates, fees and final maturity, any Extended Revolving Loan Commitment (other than as contemplated by Section 2.20(h)) shall be a Revolving Loan Commitment with the same terms as the Revolving Facility Loans, (xi) except as to interest rates, fees and final maturity, any Extended Synthetic L/C Commitment shall be a Credit-Linked Deposit with the same terms as the Credit-Linked Deposits and (xii) other than as set forth in Section 2.11(g), any Extended Term Loans, Extended Revolving Facility Commitments and Extended Synthetic L/C Commitments may participate on a pro rata basis or a less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder. Upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Extended Term Loans, Extended Revolving Facility Commitments and Extended Synthetic L/C Commitments, as applicable, evidenced thereby as provided for in Section 10.08(e). Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

(g) Upon the effectiveness of any such Extension, the applicable Extending First Lien Lender’s First Lien Term Loan (or applicable portion thereof) will be automatically designated an Extended First Lien Term Loan, such Extending First Lien Lender’s Revolving Facility Commitment (or applicable portion thereof) will, except as contemplated by Section 2.20(h), be automatically designated an Extended Revolving Facility Commitment, such Extending First Lien Lender’s Credit-Linked Deposit (or applicable portion thereof) will be automatically designated an Extended Synthetic L/C Commitment, such Extending Second Lien Term Lender’s Second Lien Term Loan (or applicable portion thereof) will be automatically designated an Extended Second Lien Term Loan and such Extending Incremental Junior Term Lender’s Incremental Junior Term Loan (or applicable portion thereof) will be automatically designated an Extended Incremental Junior Term Loan, in each case as applicable. For purposes of the Credit Agreement and the other Loan Documents, (i) if such Extending First Lien Lender is extending a First Lien Term Loan (or portion thereof), such Extending First Lien Lender will be deemed to have an Incremental Term Loan having the terms of such Extended First Lien Term Loan, (ii) if such Extending First Lien Lender is extending a Revolving Facility Commitment (or portion thereof), except as contemplated by Section 2.20(h), such Extending First Lien Lender will be deemed to have an Incremental Revolving Facility Commitment having the terms of such Extended Revolving Facility Commitment, (iii) if such Extending First Lien Lender is extending a Credit-Linked Deposit (or portion thereof), such Extending First Lien lender will be deemed to have a Credit-Linked Deposit having the terms of such Extended Synthetic L/C Commitment, (iv) if such Extending Second Lien Term Lender is extending a Second Lien Term Loan (or portion thereof), such Extending Second Lien Term Lender will be deemed to have an Incremental Term Loan having the terms of such Extended Second Lien Term Loan and (v) if such Extending Incremental Junior Term Lender is extending an Incremental Junior Term Loan (or portion thereof), such Extending Incremental Junior Term Lender will be deemed to have an Incremental Term Loan having the terms of such Extended Incremental Junior Term Loan.

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(h) Notwithstanding anything to the contrary set forth in this Section 2.20, pursuant to an Extension Offer the Borrower is hereby permitted to consummate from time to time transactions with individual Revolving Facility Lenders that accept the terms contained in such Extension Offers to extend the Revolving Facility Maturity Date as applicable to each such Lender and to otherwise modify the terms of such Lender’s Revolving Facility Commitment pursuant to the terms of the relevant Extension Offer such that all or a portion of the Revolving Facility Commitment that such Revolving Facility Lender chooses to extend shall be fully drawn upon the effectiveness of such Extension, and such portion shall be automatically converted to and designated an Extended First Lien Term Loan with the terms set forth in the applicable Incremental Assumption Agreement, and such Revolving Facility Lender shall be automatically designated as an Extending First Lien Lender with respect to such Extended First Lien Term Loans. For purposes of the Credit Agreement and the other Loan Documents, such Revolving Facility Lender will be deemed as to such portion to have an Incremental Term Loan that is an Extended First Lien Term Loan with the terms as set forth in the applicable Incremental Assumption Agreement, and such Incremental Term Loan shall be treated as a Term Loan for purposes of all prepayments (other than any prepayments made on or promptly following the First Amendment Effective Date). For the avoidance of doubt, the terms of such Extended First Lien Term Loans shall have the same terms as any Tranche of other Extended First Lien Term Loans then existing (after giving effect to the prepayment thereof on or promptly following the First Amendment Effective Date or the applicable date of extension thereof). For the avoidance of doubt, any portion of the Revolving Facility Commitment of any Revolving Facility Lender that is designated as an Extended First Lien Term Loan pursuant to this Section 2.20(h) shall cease to be part of a Revolving Facility Commitment and shall not be part of an Extended Revolving Facility Commitment, and the Administrative Agent shall reallocate any participations in the Revolving Letters of Credit and require prepayments and reborrowings of any outstanding Revolving Facility Loans so that after giving effect thereto, such participations and Revolving Facility Loans shall be ratable as contemplated hereby.

(i) Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including this Section 2.20), (i) the aggregate amount of Extended Term Loans, Extended Revolving Facility Commitments and Extended Synthetic L/C Commitments will not be included in the calculation of the Incremental Amount, (ii) no Extended Term Loan, Extended Revolving Facility Commitment or Extended Synthetic L/C Commitment is required to be in any minimum amount or any minimum increment, (iii) except as set forth in the applicable Extension Offer, any Extending Lender may extend all or any portion of its First Lien Term Loans, Second Lien Term Loans, Incremental Junior Term Loans, Revolving Facility Commitment and/or Synthetic L/C Commitment, as applicable, pursuant to one or more Extension Offers (subject to applicable proration in the case of overparticipation) (including one or more extensions of any Extended Term Loan, Extended Revolving Facility Commitment and Extended Synthetic L/C Commitment), (iv) there shall be no condition precedent to any Extension of any First Lien Term Loan, Second Lien Term Loan, Incremental Junior Term Loan, Revolving Facility Loan or Credit-Linked Deposit at any time or from time to time other than (A) delivery of notice to the Administrative Agent of such Extension and the terms of the Extended Term Loans, Extended Revolving Facility Commitments and/or Extended Synthetic L/C Commitments implemented thereby and (B) a representation by the Borrower in the applicable Incremental Assumption Agreement that the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the effective date of such Extension, with the same effect as though made on and as of such date, except to the extent any such representation or warranty expressly relates to an earlier date (in which case such representation or warranty was true and correct in all material respects as of such earlier date), (v) no consent of any Lender or Agent shall be required to effectuate any Extension, other than (A) the consent of each Lender agreeing to such Extension with respect to one or more of its Loans and/or Commitments (or a portion thereof) and (B) with respect to any Extension of the Revolving Facility Commitments and/or the Synthetic L/C Commitments, the consent of the Issuing Bank, which consent shall not be unreasonably withheld, (vi) all Extended First Lien Term Loans, Extended Revolving

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Facility Commitments, Extended Synthetic L/C Commitments and all obligations in respect thereof shall be Obligations under the Credit Agreement and the other Loan Documents that are secured on a pari passu basis with the other First Priority Obligations, (vii) all Extended Second Lien Term Loans and all obligations in respect thereof shall be Obligations under the Credit Agreement and the other Loan Documents that are secured on a pari passu basis with the other Second Priority Obligations, (viii) all Extended Incremental Junior Term Loans and all obligations in respect thereof shall be Obligations under the Credit Agreement and the other Loan Documents that are secured (x) with a Lien on the Collateral that is junior to the Lien on the Collateral securing the Second Priority Obligations and (y) on a pari passu basis with the applicable Incremental Junior Term Loans and (ix) no Lender shall be required to consent to any extension of any Loan and/or Commitment (or any portion thereof), which consent shall be in each Lender’s sole discretion.

(j) Each Extension shall be consummated pursuant to procedures set forth in the associated Extension Offer; provided that the Borrower shall cooperate with the Administrative Agent prior to making any Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.

(k) In connection with any Extension of any Revolving Facility Commitments (other than as contemplated by Section 2.20(h)), (i) the Borrower shall agree to pay or prepay in full all Swingline Loans outstanding on or prior to the date three Business Days prior to the Revolving Facility Maturity Date as applicable to any non-extending Revolving Facility Lender and not borrow any Swingline Loans thereafter until the Business Day following such Revolving Facility Maturity Date, (ii) on such Revolving Facility Maturity Date, the participating interests of the non-extending Revolving Facility Lenders in the continuing Revolving Letters of Credit shall be reallocated to the extending Revolving Facility Lenders ratably in proportion to their Extended Revolving Facility Commitments (without regard to whether or not the conditions in Section 4.01 can then be satisfied but subject to such Extended Revolving Facility Commitments then being in effect) to the extent of the Available Unused Commitments with respect to such Extended Revolving Facility Commitments after giving effect to all other Credit Events and prepayments on such date and (iii) on such Revolving Facility Maturity Date, to the extent the participating interests of the non-extending Revolving Facility Lenders in the Revolving Letters of Credit are not then reallocated pursuant to the foregoing clause (ii), the Borrower shall provide cash collateral or a back-to-back letter of credit in respect of the non-reallocated portion as contemplated by Section 2.05(c). If, for any reason, such cash collateral or back-to-back letter of credit is not provided or, as a result of the condition contained in the first parenthetical clause of clause (ii) of the preceding sentence, the reallocation contemplated by said clause (ii) does not occur, the non-extending Revolving Facility Lenders shall continue to be responsible for their participating interests in the Revolving Letters of Credit. Commencing with such Revolving Facility Maturity Date, the Revolving Letter of Credit Sublimit shall be as agreed with the Revolving Facility Lenders having Extended Revolving Facility Commitments. If at any time the Revolving Facility Maturity Date applicable to any Extended Revolving Facility Commitments is on or after the Synthetic L/C Maturity Date, the fourth sentence of Section 2.05(a) shall not apply from and after the last Revolving Facility Maturity Date applicable to any non-extending Revolving Facility Lenders prior to the Synthetic L/C Maturity Date. The actual or contingent participating interests of the Revolving Facility Lenders in Swingline Loans and Revolving Letters of Credit shall at all times be allocated ratably to all Revolving Facility Lenders, whether extending or non-extending, having Revolving Facility Commitments then in effect.

(l) In connection with any Extension of any Synthetic L/C Commitments, (i) on each Synthetic L/C Maturity Date on which there are extending Synthetic L/C Lenders, the participating interests of the non-extending Synthetic L/C Lenders in the continuing Synthetic Letters of Credit shall be reallocated to the extending Synthetic L/C Lenders ratably in proportion to their Extended Synthetic L/C

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Commitments (without regard to whether or not the conditions in Section 4.01 can then be satisfied but subject to such Extended Synthetic L/C Commitments then being in effect) to the extent of the Available Unused Credit Linked Deposits with respect to such Extended Synthetic L/C Commitments after giving effect to all other Credit Events and prepayments on such date and (ii) on each Synthetic L/C Maturity Date on which there are extending Synthetic L/C Lenders, to the extent the participating interests of the non-extending Synthetic L/C Lenders in the Synthetic Letters of Credit are not then reallocated pursuant to the foregoing clause (i), the participating interests of the non-extending Synthetic L/C Lenders in the continuing Synthetic Letters of Credit shall be reallocated to the extending Revolving Facility Lenders ratably in proportion to their Extended Revolving Facility Commitments (without regard to whether or not the conditions in Section 4.01 can then be satisfied but subject to such Extended Revolving Facility Commitments then being in effect) to the extent of the Available Unused Commitments with respect to such Extended Revolving Facility Commitments after giving effect to all other Credit Events and prepayments on such date and (iii) on each Synthetic L/C Maturity Date on which there are extending Synthetic L/C Lenders, to the extent the participating interests of the non-extending Synthetic L/C Lenders in the Synthetic Letters of Credit are not then reallocated pursuant to the foregoing clauses (i) and (ii), the Borrower shall provide cash collateral or a back-to-back letter of credit in respect of the non-reallocated portion as contemplated by Section 2.05(c). If, for any reason, such cash collateral or back-to-back letter of credit is not provided or, as a result of the condition contained in the parenthetical clauses of clauses (i) and (ii) of the preceding sentence, the reallocation contemplated by said clauses (i) and (ii) does not occur, the non-extending Synthetic L/C Lenders shall continue to be responsible for their participating interests in the Synthetic Letters of Credit. The actual or contingent participating interests of the Synthetic L/C Lenders in Synthetic Letters of Credit shall at all times be allocated ratably to all Synthetic L/C Lenders, whether extending or non-extending, having Credit Linked Deposits at such time.

SECTION 6. Amendments to Section 6.01 of the Credit Agreement. Section 6.01 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (cc) thereof, (b) deleting the “.” at the end of clause (dd) thereof and substituting in lieu thereof “;” and (c) inserting the following new clauses at the end thereof:

(ee) Indebtedness pursuant to any First Lien Refinancing Notes; provided that the Borrower shall Refinance First Lien Term Loans with an amount not less than the First Lien Net Proceeds of any First Lien Refinancing Notes to the extent required by Section 2.11(g); and

(ff) (i) Junior Refinancing Indebtedness; provided that (x) 100% of the Net Cash Proceeds of such Junior Refinancing Indebtedness must be used only by the Borrower to Refinance all or any portion of the Notes (or all or any portion of any Permitted Refinancing Indebtedness in respect thereof) or the Second Lien Term Loans (or all or any portion of any Permitted Refinancing Indebtedness in respect thereof) and (y) in the case of any Junior Refinancing Indebtedness that is intended to be secured by a Lien with the same priority as the Liens that secure the Second Lien Term Loans, at any time that Second Lien Term Loans are outstanding, such Indebtedness shall only be used to Refinance all (but not a portion of) the Second Lien Term Loans and (ii) any refinancing, refunding, renewal, replacement, defeasance or extension of any Junior Refinancing Indebtedness; provided that in connection with any such refinancing, refunding, renewal, replacement, defeasance or extension (in each case, a “refinancing,” with correlatives of such term having a similar meaning), (x) the principal amount of any such refinancing Indebtedness is not greater than the principal amount of the Indebtedness being refinanced outstanding immediately prior to such refinancing (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses relating to such refinancing Indebtedness), (y) such refinancing Indebtedness otherwise complies with the definition of Junior Refinancing Indebtedness and (z) such refinancing Indebtedness is secured on a pari passu basis with or junior to the Indebtedness being refinanced (or, in the event the Indebtedness being refinanced is unsecured, such refinancing Indebtedness shall be unsecured).

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SECTION 7. Amendments to Section 6.02 of the Credit Agreement. Section 6.02 of the Credit Agreement is hereby amended by:

(a) amending clause (u) thereof by (i) inserting the phrase “to the First Lien Lenders” immediately following the words “to the Liens granted” in clause (iv) thereof, (ii) inserting the phrase “to the First Lien Lenders” immediately following the words “such new liens will be subordinated to the Liens granted” in clause (v) thereof and (iii) inserting immediately before the “;” therein the phrase “, and any refinancing thereof in accordance with the incurrence of any Permitted Refinancing Indebtedness”;

(b) deleting the word “and” at the end of clause (ii) thereof;

(c) deleting the “.” at the end of clause (jj) thereof and substituting in lieu thereof “;”; and

(d) inserting the following clauses at the end thereof:

(kk) Liens securing obligations under any First Lien Refinancing Notes that are (or are intended to be) secured on a pari passu basis with the First Lien Term Loans; provided that, in each case, the Administrative Agent and a representative for the holders thereof shall have (1) entered into a First Lien Intercreditor Agreement or a supplement thereto, as applicable, and (2) the obligations in respect of such Indebtedness shall be designated “First Priority Obligations” under the Intercreditor Agreement and a representative of the holders of such Indebtedness shall have delivered to the Administrative Agent a supplement to the Intercreditor Agreement in accordance with Section 9.3(b) thereof;

(ll) Liens securing obligations under First and a Half Lien Refinancing Notes; provided that, in each case (1) the obligations in respect of such Indebtedness shall be designated as “First Priority Obligations” under the Intercreditor Agreement and a representative of the holders of such Indebtedness shall have delivered to the Administrative Agent a supplement to the Intercreditor Agreement in accordance with Section 9.3 thereof and (2) the representatives for the holders thereof shall have entered into a First and a Half Lien Intercreditor Agreement or a supplement thereto, as applicable; and

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(mm) Liens securing obligations under (i) First Lien Refinancing Notes that are (or are intended to be) secured on a pari passu basis with or junior to the Second Lien Term Loans (or, if the Second Lien Term Loans have been paid in full, secured on a pari passu basis with or junior to any First and a Half Lien Refinancing Notes) and (ii) Indebtedness permitted by Section 6.01(ff), provided that, in each case, (1) the obligations in respect of such Indebtedness shall be designated “Second Priority Obligations” or “Permitted Junior Priority Obligations”, as applicable, under the Intercreditor Agreement and a representative of the holders of such Indebtedness shall have delivered to the Administrative Agent a supplement to the Intercreditor Agreement in accordance with Section 9.3 thereof, (2) in the case of any First Lien Refinancing Notes that are (or are intended to be) secured on a pari passu basis with the Second Lien Term Loans, the Administrative Agent and a representative for the holders thereof shall have entered into a Second Lien Intercreditor Agreement or a supplement thereto, as applicable and (3) in the case of any First Lien Refinancing Notes that are (or are intended to be) secured on a pari passu basis with the Second Lien Term Loans, such Indebtedness is Permitted Refinancing Indebtedness.

SECTION 8. Amendments to Section 6.09 of the Credit Agreement. Section 6.09 of the Credit Agreement is hereby amended by:

(a) amending and restating Section 6.09(b)(i) as follows:

(i) Make, or agree or offer to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on Indebtedness outstanding under (w) the Notes or any Permitted Refinancing Indebtedness in respect thereof, (x) the Second Lien Term Loans or any Permitted Refinancing Indebtedness in respect thereof (but only prior to the date on which the outstanding Obligations owed to the First Lien Lenders (other than contingent or unliquidated obligations or liabilities) have been paid in full and the First Lien Lenders have no further commitment to lend under this Agreement and the Revolving L/C Exposure and Synthetic L/C Exposure have each been reduced to zero (or cash-collateralized or supported by back-to-back letters of credit in form and substance and from an issuing bank satisfactory to the Administrative Agent) and each Issuing Bank has no further obligations to issue Letters of Credit under this Agreement), (y) any First Lien Refinancing Notes (including any First and a Half Lien Refinancing Notes) that is secured on a junior basis to the Term B Loans, any Junior Refinancing Indebtedness or, in each case, any Permitted Refinancing Indebtedness in respect thereof (but only prior to the date on which the outstanding Obligations owed to the First Lien Lenders (other than contingent or unliquidated obligations or liabilities) have been paid in full and the First Lien Lenders have no further commitment to lend under this Agreement and the Revolving L/C Exposure and Synthetic L/C Exposure have each been reduced to zero (or cash-collateralized or supported by back-to-back letters of credit in form and substance and from an issuing bank satisfactory to the Administrative Agent) or (z) any preferred Equity Interests or any Disqualified Stock (each of clauses (w), (x), (y) and (z), a “Junior Financing”), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination in respect of any Junior Financing except for (A) Refinancings permitted by Section 6.01(l), (r), (v), (ee) or (ff)(ii) hereof or Section 2(e) of the Second Lien Incremental Assumption Agreement, (B) payments of regularly scheduled interest, and, to the extent this Agreement is then in effect, principal on the scheduled maturity date of any Junior Financing, (C) payments or distributions in respect of all or any portion of the Junior Financing with (x) the proceeds contributed to the Borrower by Holdings from the issuance, sale or exchange by Holdings (or any direct or indirect parent of Holdings) of Equity Interests or (y) on and after the date of the effectiveness of a Borrower Qualified IPO, the proceeds of the issuance, sale or exchange by the Borrower of Equity Interests (including from a Borrower Qualified IPO), in each case, made within eighteen months of the date of such issuance, sale or exchange, (D) the conversion or exchange of any Junior Financing to Equity Interests of Holdings or any of its direct or indirect parents or, after the effectiveness of a Borrower Qualified IPO, the Borrower; (E) any AHYDO Payment; (F) so long as no

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Default or Event of Default has occurred and is continuing or would result therefrom and after giving effect to such payment or distribution the Borrower would be in Pro Forma Compliance, payments or distributions in respect of Junior Financings prior to their scheduled maturity made, in an aggregate amount, not to exceed the sum of (x) $150.0 million and (y) so long as after giving effect thereto, the Senior Secured Leverage Ratio on a Pro Forma Basis shall not be greater than 4.25 to 1.00 (or greater than 4.75 to 1.00 for payments or distributions in respect of principal of or interest on Indebtedness outstanding under the Senior Unsecured Notes), the portion, if any, of the Cumulative Credit on the date of such election that the Borrower elects to apply to this Section 6.09(b)(i)(F); (G) payments or other distributions of all or any portion of any Junior Financing made with the Net Cash Proceeds of, or in exchange for, Indebtedness permitted by Section 6.01(ff); (H) payments or other distributions of all or any portion of any Junior Financing made with the Net Cash Proceeds from the issuance, incurrence or sale of First Lien Refinancing Notes not otherwise required to be applied to prepay the Loans in accordance with Section 2.11(g) and (I) payments or other distributions of all or any portion of any Junior Financing made with the Net Cash Proceeds of Incremental Term Loans not otherwise required to be applied to prepay the First Lien Term Loans or permanently reduce the Revolving Facility Commitments in accordance with Section 2.20(a); or

(b) amending Section 6.09(c)(ii)(B) thereof by (i) inserting the phrase “, any First Lien Refinancing Notes or any Junior Refinancing Indebtedness” immediately following the words “the Notes” in such Section and (ii) inserting the phrase “(or, with respect to any Junior Refinancing Indebtedness, any Indebtedness Refinancing such Junior Refinancing Indebtedness incurred pursuant to Section 6.01(ff)(ii))” immediately following the words “in respect of any such Indebtedness” in such Section.

(c) amending Section 6.09(c)(F) thereof by inserting the following proviso immediately before the “;” at the end thereof:

; provided that with respect to (i) Indebtedness secured on a pari passu basis with the Term B Loans, such restrictions shall be not more restrictive, taken as a whole, than the restrictions contained in this Agreement with respect to the Term B Loans, (ii) Indebtedness secured on a pari passu basis with the Second Lien Term Loans, such restrictions shall be not more restrictive, taken as a whole, than the restrictions contained in this Agreement with respect to the Second Lien Term Loans, (iii) Indebtedness secured on a pari passu basis with the First and a Half Lien Refinancing Notes, such restrictions shall be not more restrictive, taken as a whole, than the restrictions contained in any agreement governing any First and a Half Lien Refinancing Notes incurred prior thereto and (iv) Indebtedness secured by a Lien on the Collateral that is junior to the Lien on the Collateral securing the Second Lien Term Loans (or, if the Second Lien Term Loans have been paid in full, any First and a Half Lien Refinancing Notes), such restrictions shall be acceptable to the Administrative Agent

SECTION 9. Amendment to Section 6.11 of the Credit Agreement. Section 6.11 of the Credit Agreement is hereby amended by inserting after the phrase “other than the Obligations under this Agreement and the other Loan Documents” the phrase “and the obligations in respect of the First Lien Refinancing Notes and Junior Financings (and, in each case, any Permitted Refinancing Indebtedness in respect thereof) that are not subordinated in right of payment to Indebtedness of the Borrower”.

SECTION 10. Amendment to Article VII of the Credit Agreement. Article VII of the Credit Agreement is hereby amended by inserting at the end of clause (a) thereof, immediately prior to the “,” the phrase “and Liens securing any First Lien Refinancing Notes or any Junior Refinancing Indebtedness (and, in each case, any Permitted Refinancing Indebtedness in respect thereof)”.

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SECTION 11. Amendment to Article IX of the Credit Agreement. Article IX of the Credit Agreement is hereby amended by adding the following Section 9.11:

SECTION 9.11. Intercreditor Agreements and Collateral Matters. The First Lien Lenders hereby agree to the terms of any First Lien Intercreditor Agreement, the Intercreditor Agreement, any First and a Half Lien Intercreditor Agreement, any Second Lien Intercreditor Agreement and any other intercreditor agreement contemplated hereby that is reasonably satisfactory to the Administrative Agent and acknowledge that the Administrative Agent, acting on behalf of the Lenders, may be granted rights, duties, power and authority (including as a collateral agent) thereunder.

SECTION 12. Exhibits. The Credit Agreement is hereby amended by adding “Exhibit E”, the form of First Lien and a Half Lien Intercreditor Agreement.

SECTION 13. Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and as of the First Amendment Effective Date:

(a) The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the First Amendment Effective Date, with the same effect as though made on and as of the First Amendment Effective Date, except to the extent any such representation or warranty expressly relates to an earlier date (in which case such representation or warranty was true and correct in all material respects as of such earlier date).

(b) No Default or Event of Default has occurred and is continuing after giving effect to the First Amendment.

SECTION 14. Conditions to Effectiveness of Amendment. This First Amendment shall become effective on the First Amendment Effective Date subject to the satisfaction of each of the following conditions or the waiver thereof by the Administrative Agent:

(a) The Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered by Holdings, the Borrower, the Required First Lien Lenders and the Administrative Agent.

(b) The Administrative Agent shall have received such customary evidence of authority and officers certificates as the Administrative Agent may reasonably request relating to (i) the organization, existence and good standing of the Borrower in its jurisdiction of organization and (ii) the incumbency of the officers of the Borrower executing the Loan Documents to which it is a party.

(c) The Administrative Agent shall have received from the Borrower a certificate signed by a Responsible Officer and the secretary of the Borrower, together with, and certifying as to the accuracy and completeness of, copies of (i) the certificate or articles of incorporation of the Borrower and (ii) the by-laws of the Borrower.

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(d) The Administrative Agent shall have received a true and complete copy of the resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and any other Loan Documents to be executed on or about the First Amendment Effective Date.

(e) The Administrative Agent shall have received the Acknowledgement and Confirmation, substantially in the form of Annex I hereto, duly executed and delivered by each of the Loan Parties.

(f) The Borrower shall have contemporaneously received gross cash proceeds of no less than $700,000,000 from the issuance of First and a Half Lien Refinancing Notes.

(g) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(h) The Administrative Agent shall have received all fees payable thereto on or prior to the First Amendment Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) required to be reimbursed or paid by the Loan Parties under any Loan Document.

(i) No Default or Event of Default shall have occurred and be continuing under the Credit Agreement after giving effect to the First Amendment.

(j) The Administrative Agent shall have received, for distribution to each Extending First Lien Lender which has delivered an executed counterpart of this First Amendment to the Administrative Agent on or prior to 5:00 p.m., New York time, on Tuesday, January 25, 2011, an amendment fee equal to .10% of such Lender’s outstanding Extended Term Loans, Extended Revolving Facility Commitments and Credit-Linked Deposits with respect to such Lender’s Extended Synthetic L/C Commitments on the First Amendment Effective Date (in each case after giving effect to any Incremental Assumption Agreement being executed and delivered and any prepayments in connection therewith to be made, in each case, as of, or promptly following, the First Amendment Effective Date).

SECTION 15. Effects on Loan Documents. (a) Except as specifically amended or modified herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) Except as specifically provided for herein, the execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.

(c) The Borrower and the other parties hereto hereby acknowledge and agree that this Amendment shall constitute a “Loan Document” as such term is used in the Credit Agreement, and each reference in the Credit Agreement to the “Loan Documents” shall be deemed to include this Amendment.

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SECTION 16. Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent for all its reasonable documented out-of-pocket costs and expenses incurred in connection with this First Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby (including, without limitation, reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent), in each case to the extent required by Section 10.05 of the Credit Agreement.

SECTION 17. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

19

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DOMUS INTERMEDIATE HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

REALOGY CORPORATION

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Neil R. Boylan
Name: Neil R. Boylan
Title: Managing Director

1888 FUND, LTD., as Lender

By: Guggenheim Investment Management, LLC
as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Managing Director

Stone Tower CLO VIII Ltd.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager,
as Lender

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Contrarian Funds, LLC, as Lender
By: Contrarian Capital Management, L.L.C as Manager

By:	/s/ Janice M. Stanton
	Name:	Janice M. Stanton
	Title:	Member

BBT Fund, L.P., as Lender

By:	/s/ William O. Reimann
	Name:	William O. Reimann
	Title:	Vice President

[Signature Page to Amendment]

CAP Fund, L.P., as Lender

By:	/s/ William O. Reimann
	Name:	William O. Reimann
	Title:	Vice President

SRI Fund, L.P., as Lender

By:	/s/ William O. Reimann
	Name:	William O. Reimann
	Title:	Vice President

JNL/PPM America Floating Rate Income Fund,
a series of the JNL Series Trust
By: PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

SERVES 2006-1, LTD, as Lender

By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

[Signature Page to Amendment]

Manulife Floating Rate Income Fund, as Lender

By:	/s/ Diane R. Landers
	Name:	Diane R. Landers
	Title:	VP CAO

Veer Cash Flow CLO, Limited
By its investment advisor,
MJX Asset Management
as Lender

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

Vista Leveraged Income Fund
By its investment advisor,
MJX Asset Management LLC
as Lender

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

J.P. Morgan Whitefriars Inc., as Lender

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney-in-Fact

[Signature Page to Amendment]

PACIFIC LIFE INSURANCE COMPANY, as Lender

By:	/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Assistant Vice President

By:	/s/ Joseph J. Tortorelli
	Name:	Joseph J. Tortorelli
	Title:	Assistant Secretary

PPM Monarch Bay Funding LLC, as Lender

By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

Hartford Mutual Funds Inc., on behalf of The Hartford Floating Rate Fund
By Hartford Investment Management Company, its Sub-advisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

MCDONNELL LOAN OPPORTUNITY LTD., as Lender
By: McDonnell Investment Management, LLC,
as Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

[Signature Page to Amendment]

LightPoint CLO 2004-1, Ltd., as Lender

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Neuberger Berman – Floating Rate Income Fund., as Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Neuberger Berman Strategic Income-Fund., as Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

EOS Senior Loans Master Fund, as Lender

By:	/s/ Steven M. Friedman
	Name:	Steven M. Friedman
	Title:	Director

[Signature Page to Amendment]

Nob Hill CLO, Limited, as Lender

By:	/s/ Bradley Kane
	Name:	Bradley Kane
	Title:	Portfolio Manager

Nob Hill CLO II, Limited, as Lender

By:	/s/ Bradley Kane
	Name:	Bradley Kane
	Title:	Portfolio Manager

Ariel Reinsurance Company Ltd.

Managed Account Series: High Income Portfolio

BlackRock Floating Rate Income Trust

BlackRock Strategic Bond Trust

BlackRock Defined Opportunity Credit Trust

BlackRock High Yield Trust

BlackRock Limited Duration Income Trust

BlackRock Funds II BlackRock Floating Rate Income Portfolio

BlackRock High Income Fund of BlackRock Bond Fund, Inc.

BlackRock Funds II – High Yield Bond Portfolio

BlackRock Senior Income Series V Limited

BlackRock High Income Portfolio of BlackRock Series Fund, Inc.

BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc.

California State Teachers’ Retirement System

BlackRock Corporate High Yield Fund, Inc.

BlackRock Corporate High Yield Fund III, Inc.

Global High Yield Bond Fund, a series of DSBI - Global Investment Trust

BlackRock Debt Strategies Fund, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

Employees’ Retirement Fund of the City of Dallas

BlackRock Fixed Income Global Opportunities Master Unit Trust

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock Global Investment Series: Income Strategies Portfolio

BlackRock High Income Shares

BlackRock Corporate High Yield Fund VI, Inc.

BlackRock Corporate High Yield Fund V, Inc.

Ironshore Bank Loan Portfolio

LGT Multi Manager Bond High Yield (USD)

Lockheed-Martin Corporation Master Retirement Trust

Magnetite V CLO, Limited

Master Senior Floating Rate LLC

MET Investors Series Trust - BlackRock High Yield Portfolio

Missouri State Employees’ Retirement System

BlackRock Fixed Income Portable Alpha Master Series Trust

Navy Exchange Service Command Retirement Trust

The Obsidian Master Fund

Pensioenfonds Horeca & Catering

The PNC Financial Services Group, Inc.

PPL Series Corporation Retirement Master Trust

BlackRock Senior High Income Fund, Inc.

BlackRock Funds II, BlackRock Strategic Income Opportunities Portfolio

BlackRock Senior Income Series IV

BlackRock Senior Floating Rate Portfolio

By	/s/ C. Adnan Marshall
	Name:	C. Adnan Marshall
	Title:	Authorized Signatory

[Signature Page to Amendment]

MacKay Short Duration Alpha Fund, as Lender

By:	MacKay Shields LLC

as Investment Adviser and not individually

By:	/s/ Dan Roberts
Dan Roberts Sr. Managing Director

New York Life Insurance Company (Guaranteed Products), as Lender

By: MacKay Shields LLC
as Investment Adviser and not individually

By:	/s/ Dan Roberts
Dan Roberts
Sr. Managing Director

New York Life Insurance Company, GP - Portable Alpha, as Lender

By: MacKay Shields LLC
as Investment Adviser and not individually

By:	/s/ Dan Roberts
Dan Roberts
Sr. Managing Director

Mainstay High Yield Opportunities Fund, a series of Eclipse Funds Inc. (F/K/A MainStay 130/30 High Yield Fund), as Lender

By: MacKay Shields LLC
as Investment Adviser and not individually

By:	/s/ Dan Roberts
Dan Roberts
Sr. Managing Director

[Signature Page to Amendment]

MainStay Diversified Income Fund, a series of the MainStay Funds, as Lender

By: MacKay Shields LLC
as Investment Adviser and not individually

By:	/s/ Dan Roberts
Dan Roberts
Sr. Managing Director

First Trust High Income Long/Short Fund, as Lender

By: MacKay Shields LLC,
as Sub-advisor and not individually

By:	/s/ Dan Roberts
Dan Roberts
Sr. Managing Director

Lispenard Lane Credit (Master), L.P., as Lender

By: DiMalo Ahmed Capital LLC,
As Investment Manager

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Managing Director
Authorized Signatory

Ballantyne Funding LLC, as Lender

By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

[Signature Page to Amendment]

Nuveen Floating Rate Income Fund, as Lender
By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Nuveen Multi-Strategy Income and Growth Fund, as Lender
By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Nuveen Multi-Strategy Income and Growth Fund 2, as Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Nuveen Floating Rate Income Opportunity Fund, as Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment]

Nuveen Senior Income Fund, as Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Symphony Credit Opportunities Fund LTD, as Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Symphony CIO V, LTD, as Lender By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

Oppenheimer Senior Floating Rate Fund, as Lender

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Ellis Lake Master Fund, LP, as Lender

By:	/s/ Anthony Pasqua
	Name:	Anthony Pasqua
	Title:	Chief Financial Officer

[Signature Page to Amendment]

Longacre Acquisition, LLC, as Lender

By:	/s/ Steven Weissman
	Name:	Steven Weissman

Omega Capital Investors, LP, as Lender

By:	/s/ Vladimir Jelisavcic
	Name:	Vladimir Jelisavcic

Omega Overseas Partners, LTD, as Lender

By:	/s/ Vladimir Jelisavcic
	Name:	Vladimir Jelisavcic

Omega Capital Partners, LP, as Lender

By:	/s/ Vladimir Jelisavcic
	Name:	Vladimir Jelisavcic

[Signature Page to Amendment]

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD., as Lender

By: Anchorage Capital Group, L.L.C., Its Investment Manager

By:	/s/ Daniel Allen
	Name:	Daniel Allen
	Title:	Senior Portfolio Manager

JPMorgan Strategic Income Opportunities Fund, as Lender

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

JPMorgan Chase Bank, N.A. as Trustee of the JPMorgan Chase Retirement Plan, as Lender

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

SEI Institutional Investments Trust - High Yield Bond Fund, as Lender

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

[Signature Page to Amendment]

SEI Institutional Managed Trust - High Yield Bond Fund, as Lender

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

Public Employees Retirement System of Ohio, as Lender

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

Northrop Grumman Pension Master Trust, as Lender

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

U.S. High Yield Bond Fund, as Lender

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

[Signature Page to Amendment]

California Public Employees’ Retirement System, as Lender

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND, as Lender

By:	/s/ Zachary Tyler
	Name:	Zachary Tyler
	Title:	Authorized Signatory

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND, as Lender

By:	/s/ Zachary Tyler
	Name:	Zachary Tyler
	Title:	Authorized Signatory

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND, as Lender

By:	/s/ Zachary Tyler
	Name:	Zachary Tyler
	Title:	Authorized Signatory

[Signature Page to Amendment]

WhiteHorse V, Ltd.
By WhiteHorse Capital Partners, L.P. As Collateral Manager
By WhiteRock Asset Advisors, LLC, its G.P. As Lender

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager

MFS VARIABLE INSURANCE TRUST on behalf of MFS Strategic Income Series *, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

*A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

MFS Intermediate High Income Fund **, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

**A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder.

MFS Intermarket Income Trust I **, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

**A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder.

[Signature Page to Amendment]

MFS SERIES TRUST III on behalf of one of its series, MFS High Yield Opportunities Fund*, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

*A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

MFS SERIES TRUST XIII on behalf of one of its Series, MFS Diversified Income Fund *, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

*A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

MFS CHARTER INCOME TRUST **, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

**A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder.

[Signature Page to Amendment]

MFS VARIABLE INSURANCE TRUST II on behalf of one of its Series, MFS High Yield Portfolio *, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

*A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

MFS SERIES TRUST III on behalf of one of its series, MFS High Income Fund *, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

*A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

MFS SERIES TRUST VIII on behalf of one of its Series, MFS Strategic Income Fund *, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

*A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

[Signature Page to Amendment]

HIGH YIELD VARIABLE ACCOUNT, a separate account of Sun Life Assurance Company of Canada (U.S.), as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

MFS MULTIMARKET INCOME TRUST *, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

*A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

MFS VARIABLE INSURANCE TRUST II on behalf of one of its Series, MFS Strategic Income Portfolio *, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

*A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

[Signature Page to Amendment]

MFS SPECIAL VALUE TRUST **, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

**A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder.

MFS VARIABLE INSURANCE TRUST on behalf of MFS High Income Series*, as Lender

By:	/s/ David Cole
	Name:	David Cole
	Title:	As authorized representative and not individually

*A copy of the Declaration of Trust of the undersigned (the “Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

Genesis CLO 2007-1 Ltd., as Lender

By Ore Hill Partners, LLC its Collateral Manager

By:	/s/ Claude A. Baum
	Name:	Claude A. Baum, Esq.
	Title:	General Counsel Ore Hill Partners LLC

GENERAL ELECTRIC PENSION TRUST, as Lender

By: GE Capital Debt Advisors LLC, as Investment Advisor

By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

[Signature Page to Amendment]

Fayett Group LLC

By:	Its Managing Member, Troob Capital Advisors, LLC, as Lender

By:	/s/ Peter Troob
	Name:	Peter Troob
	Title:	Managing Member

Fayett Group, LLC

By:	Its Managing Member, Troob Capital Advisors, LLC, as Lender

By:	/s/ Peter Troob
	Name:	Peter Troob
	Title:	Managing Member

FRANKLIN MUTUAL ADVISERS LLC, AS AGENT, as a Lender

By:	/s/ Bradley Takahashi
	Name:	Bradley Takahashi
	Title:	Vice President

1.	MUTUAL SHARES FUND,
2.	FT434 MUTUAL SERIES FUND INC MUTUAL QUEST FUND,
3.	FT431 MUTUAL SERIES FUND INC MUTUAL BEACON FUND,
4.	FRANKLIN 432 MUTUAL SERIES FUND INC-MUTUAL GLOBAL DISCOVERY FUND,
5.	FRANKLIN 4846 TEMPLETON VAR INSURANCE PRODUCTS TR-MUTUAL SHARES SECURITIES FUND,
6.	FRANKLIN TEMP 4845 VAR INSURANCE PRDCTSTRST MUTUAL GLBL DISCOVERY SECURITIES FD,
7.	MUTUAL BEACON FUND CANADA,
8.	MUTUAL DISCOVERY FUND (CANADA)
9.	FRANKLIN 4447 MUTUAL RECOVERY FUND,
10.	FRANKLIN 11578-ING FRANKLIN MUTUAL SHARES PORTFOLIO,
11.	EQ ADVISORS TRUST - EQ/MUTUAL LARGE CAPEQUITY PORTFOLIO,
12.	FRANKLIN 11252-JNL FRANKLIN TEMPLETON MUTUAL SHARES FUND,
13.	FRANKLIN 11583 JOHN HANCOCK TRUST MUTUALSHARES,
14.	MET/FRANKLIN MUTUAL SHARES PORTFOLIO C/O FRANKLIN MUTUAL ADVISERS LLC, and
15.	FRANKLIN MUT13777-AZL/MUTUAL SHARES STRATEGY CP/FRANKLIN MUTUAL ADVISERS LLC

each as a Lender
By:	Franklin Mutual Advisers, LLC, each Lender’s investment advisor

By:	/s/ Bradley Takahashi
	Name:	Bradley Takahashi
	Title:	Vice President

[Signature Page to Amendment]

American High-Income Trust

By: Capital Research and Management Company, for and on behalf of American High-Income Trust, as Lender

By:	/s/ Michael J. Downer
	Name:	Michael J. Downer
	Title:	Senior Vice President and Secretary

The Bond Fund of America, Inc.

By: Capital Research and Management Company, for and on behalf of The Bond Fund of America, Inc., as Lender

By:	/s/ Michael J. Downer
	Name:	Michael J. Downer
	Title:	Senior Vice President and Secretary

The Income Fund of America

By: Capital Research and Management Company, for and on behalf of The Income Fund of America, as Lender

By:	/s/ Michael J. Downer
	Name:	Michael J. Downer
	Title:	Senior Vice President and Secretary

American Funds Insurance Series, Asset Allocation Fund

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Asset Allocation Fund, as Lender

By:	/s/ Michael J. Downer
	Name:	Michael J. Downer
	Title:	Senior Vice President and Secretary

[Signature Page to Amendment]

American Funds Insurance Series, Bond Fund

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Bond Fund, as Lender

By:	/s/ Michael J. Downer
	Name:	Michael J. Downer
	Title:	Senior Vice President and Secretary

American Funds Insurance Series, Global Bond Fund

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, Global Bond Fund, as Lender

By:	/s/ Michael J. Downer
	Name:	Michael J. Downer
	Title:	Senior Vice President and Secretary

American Funds Insurance Series, High-Income Bond Fund

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series, High-Income Bond Fund, as Lender

By:	/s/ Michael J. Downer
	Name:	Michael J. Downer
	Title:	Senior Vice President and Secretary

Capital World Bond Fund

By: Capital Research and Management Company, for and on behalf of Capital World Bond Fund, as Lender

By:	/s/ Michael J. Downer
	Name:	Michael J. Downer
	Title:	Senior Vice President and Secretary

[Signature Page to Amendment]

Capital Guardian U.S. High-Yield Fixed-Income Master Fund

By: Capital Guardian Trust Company, for and on behalf of Capital Guardian U.S. High-Yield Fixed-Income Master Fund, as Lender

By:	/s/ Mark Brubaker
	Name:	Mark Brubaker
	Title:	Senior Vice President

CCP Credit Acquisition Holdings, LLC, as Lender

By:	/s/ Richard Grissinger
	Name:	Richard Grissinger
	Title:	Authorized Signatory

Midtown Acquisitions L.P, as Lender
By: Midtown Acquisitions GP LLC

By:	/s/ Avram Friedman
	Name:	Avram Friedman
	Title:	Manager

Trilogy Portfolio Company, LLC, as Lender
By: Trilogy Capital, LLC, as Managing Member

By:	/s/ John C. Kelty
	Name:	John C. Kelty
	Title:	Authorized Signatory

[Signature Page to Amendment]

PFM Diversified Offshore Fund, Ltd., as Lender

By:	/s/ Eric T. Moore
	Name:	Eric T. Moore
	Title:	Chief Financial Officer

PFM Diversified Eureka Fund, L.P., as Lender

By:	/s/ Eric T. Moore
	Name:	Eric T. Moore
	Title:	Chief Financial Officer

PFM Diversified Fund, L.P., as Lender

By:	/s/ Eric T. Moore
	Name:	Eric T. Moore
	Title:	Chief Financial Officer

PFM Meritage Offshore Fund, Ltd., as Lender

By:	/s/ Eric T. Moore
	Name:	Eric T. Moore
	Title:	Chief Financial Officer

[Signature Page to Amendment]

PFM Meritage Fund, L.P., as Lender

By:	/s/ Eric T. Moore
	Name:	Eric T. Moore
	Title:	Chief Financial Officer

PFM Diversified Offshore Fund, Ltd., as Lender

By:	/s/ Eric T. Moore
	Name:	Eric T. Moore
	Title:	Chief Financial Officer

PFM Diversified Eureka Fund, L.P., as Lender

By:	/s/ Eric T. Moore
	Name:	Eric T. Moore
	Title:	Chief Financial Officer

PFM Diversified Fund, L.P., as Lender

By:	/s/ Eric T. Moore
	Name:	Eric T. Moore
	Title:	Chief Financial Officer

[Signature Page to Amendment]

PFM Meritage Offshore Fund, Ltd., as Lender

By:	/s/ Eric T. Moore
	Name:	Eric T. Moore
	Title:	Chief Financial Officer

PFM Meritage Fund, L.P., as Lender

By:	/s/ Eric T. Moore
	Name:	Eric T. Moore
	Title:	Chief Financial Officer

This consent is made severally and not jointly by the following Lenders, acting in each case through the undersigned investment advisor:

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Institutional High Yield Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

TURFMOOR, as Lender

By:	/s/ Scott Kerr
	Name:	Scott Kerr
	Title:	Authorized Signatory

[Signature Page to Amendment]

DEXTERA, as Lender

By:	/s/ Scott Kerr
	Name:	Scott Kerr
	Title:	Authorized Signatory

Morgan Stanley Senior Funding, Inc, as Lender

By:	/s/ Adam Savarese

Name:	Adam Savarese

Title:	Authorized Signatory

Taconic Capital Partners 1.5 L.P., as Lender By: Taconic Capital Advisors L.P., as Investment Advisor,

By:	/s/ Jon Jachman
	Name:	Jon Jachman
	Title:	Principal

Taconic Opportunity Fund L.P., as Lender By: Taconic Capital Advisors L.P., as Investment Advisor,

By:	/s/ Jon Jachman
	Name:	Jon Jachman
	Title:	Principal

[Signature Page to Amendment]

Ares NF CLO XV Ltd, as Lender

Ares NF CLO XV Ltd
By: Ares NF CLO XV Management, L.P., its collateral manager

By: Ares NF CLO XV Management LLC, its general partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD., as Lender

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

FUTURE FUND BOARD OF GUARDIANS, as Lender

FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISORY IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISORY IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

ARES INSTITUTIONAL LOAN FUND B.V., as Lender

ARES INSTITUTIONAL LOAN FUND B.V.

BY:	ARES MANAGEMENT LIMITED, AS MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Signature Page to Amendment]

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND, as Lender

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND

BY:	ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND, as Lender

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY:	ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Protean CBNA Loan Funding LLC, as Lender

By:	/s/ Emily Chong
	Name:	Emily Chong
	Title:	Director

First Trust Senior Floating Rate Income Fund II, as Lender By: First Trust Advisors L.P. its investment manager or its investment advisor

By:	/s/ William A. Housey, Jr.
	Name:	William A. Housey, Jr.
	Title:	Senior Vice President

MERCER PARK SPECIAL SITUATIONS MASTER FUND, L.P., as Lender By: Mercer Park, LP., as Investment Manager

By:	/s/ Peter A. Bio
	Name:	Peter A. Bio
	Title:	Head of Credit

[Signature Page to Amendment]

Sandelman Finance 2006-2, Ltd. By Mercer Park, LP. as Collateral Manager Lender

By:	/s/ Peter A. Bio
	Name:	Peter A. Bio
	Title:	Head of Credit

Sandelman Finance 2006-1, Ltd. By Mercer Park, LP. as Collateral Manager Lender

By:	/s/ Peter A. Bio
	Name:	Peter A. Bio
	Title:	Head of Credit

Paulson Credit Opportunities Master Ltd. as Lender

By:	/s/ Stuart Merzer
	Name:	Stuart Merzer
	Title:	Authorized Signatory

UBS AG STAMFORD BRANCH, as Lender

By:	/s/ Christopher Gomes
	Name:	Christopher Gomes
	Title:	Associate Director Banking Products Services, US

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director Banking Products Services, US

[Signature Page to Amendment]

Onex Debt Opportunity Fund, Ltd., as Lender By: Onex Credit Partners LLC, its investment manager

By:	/s/ Steven Gutman
	Name:	Steven Gutman
	Title:	General Counsel

Pembroke CBNA Loan Funding, as Lender

By:	/s/ David Balmert
	Name:	David Balmert
	Title:	Attorney in kind

OCP Investment Trust, as Lender By: Onex Credit Partners LLC, its manager

By:	/s/ Steven Gutman
	Name:	Steven Gutman
	Title:	General Counsel

Stoney Lane Funding I Ltd., as Lender
By:	HillMark Capital Management, L.P.,
as Collateral Manager, as Lender

By:	/s/ Hillel Weinberger
	Name:	Hillel Weinberger
	Title:	Chairman

[Signature Page to Amendment]

CHASE LINCOLN FIRST COMMERCIAL CORPORATION, as Lender

By:	/s/ illegible

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Neil R. Boylan
	Name:	Neil R. Boylan
	Title:	Managing Director

[Signature Page to Amendment]

SunAmerica Senior Floating Rate Fund, Inc. as Lender

By:	Wellington Management Company, LLP as investment adviser

By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President and Counsel

Deutsche AG New York Branch, as Lender By: DB Services New Jersey, Inc.

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	Assistant Vice President

By:	/s/ Deirdre D. Cesario
	Name:	Deirdre D. Cesario
Title:

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as Lender

By:	/s/ Paul J. Loomis
	Name:	Paul J. Loomis
	Title:	SVP

VICTORIA COURT CFPI LOAN FUNDING LLC, as Lender

By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-fact

[Signature Page to Amendment]

Ballyrock CLO 2006-1 Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as Lender

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

BARCLAYS BANK PLC, as Lender

By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as Lender

By:	/s/ Paul J. Loomis
	Name:	Paul J. Loomis
	Title:	SVP

BLT 32 LLC, as Lender

By:	/s/ Deja Zazzarino
	Name:	Deja Zazzarino
	Title:	Authorized Signatory

[Signature Page to Amendment]

CREDIT SUISSE LOAN FUNDING LLC, as Lender

By:	/s/ Sathish Shanthan
	Name:	Sathish Shanthan
	Title:	Authorized Signatory

By:	/s/ Robert Franz
	Name:	Robert Franz
	Title:	Managing Director

BLT 8 LLC, as Lender

By:	/s/ Deja Zazzarino
	Name:	Deja Zazzarino
	Title:	Authorized Signatory

BLT 24 LLC, as Lender

By:	/s/ Deja Zazzarino
Name: Deja Zazzarino
Title: Authorized Signatory

Marathon Financing I, BV, as Lender by Marathon Asset Management LP Its Collateral Manager

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Chief Investment Officer

[Signature Page to Amendment]

Allen Global Partners Offshore, as Lender

By:	/s/ Kevin Medina
Name: Kevin Medina
Title: Chief Compliance Officer

Allen Global Partners L.P., as Lender

By:	/s/ Kevin Medina
Name: Kevin Medina
Title: Chief Compliance Officer

YORKVILLE CBNA LOAN FUNDING LLC, as Lender

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-in-fact

ABS Loans Limited 2007 a subsidiary of Goldman Sachs Institutional Funds II PLC, as Lender

By:	/s/ Simon Firbank	/s/ Cormac Bohan
	Name: Simon Firbank	Cormac Bohan
	Title: Authorised Signatory	Authorized Signatory

[Signature Page to Amendment]

Goldman Sachs Lending Partners LLC, as Lender

By:	/s/ Lawrence DeCamillo
Name: Lawrence DeCamillo
Title: Authorized Signatory

Special Situations Investing Group, Inc., as Lender

By:	/s/ Robert G. Frahm III
Name: Robert G. Frahm III
Title: Authorized Signatory

Goldman Sachs Credit Partners L.P., as Lender

By:	/s/ Buck Ratchford
Name: Buck Ratchford
Title: Authorized Signatory

ColumbusNova CLO, LTD. 2007-I
By: ColumbusNova Credit Investment Management LLC as Collateral Manager, as Lender

By:	/s/ Ken Selle
Name: Ken Selle
Title: Managing Director

[Signature Page to Amendment]

Goldman Sachs Investment Partners Master Fund, LP
By: GS Investment Strategies, LLC, as Investment Manager, as Lender

By:	/s/ Casey Lankeman
	Name:	Casey Lankeman
	Title:	Vice President

Map 102 Segregated Portfolio of LMA SPC
By: GS Investment Strategies, LLC, as Investment Manager, as Lender

By:	/s/ Casey Lankeman
	Name:	Casey Lankeman
	Title:	Vice President

GSIP Erisa Master Company (Ireland) Limited
By: GS Investment Strategies, LLC, as Investment Manager, as Lender

By:	/s/ Casey Lankeman
	Name:	Casey Lankeman
	Title:	Vice President

Goldman Sachs Investment Partners Aggregating Fund Holdings, LP
By: GS Investment Strategies, LLC, as Investment Manager, as Lender

By:	/s/ Casey Lankeman
	Name:	Casey Lankeman
	Title:	Vice President

[Signature Page to Amendment]

WATERSHED CAPITAL PARTNERS, L.P. as a Lender
By: WS Partners, L.L.C., Its General Partner

By:	/s/ illegible

WATERSHED CAPITAL PARTNERS II, L.P. as a Lender
By: WS Partners, L.L.C., Its General Partner

By:	/s/ illegible

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P. as a Lender
By: WS Partners, L.L.C., Its General Partner

By:	/s/ illegible

WATERSHED CAPITAL INSTITUTIONAL PARTNERS II, L.P. as a Lender
By: WS Partners, L.L.C., Its General Partner

By:	/s/ illegible

[Signature Page to Amendment]

WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND, L.P. as a Lender
By: WS Partners, L.L.C., Its General Partner

By:	/s/ illegible

WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND II, L.P. as a Lender
By: WS Partners, L.L.C., Its General Partner

By:	/s/ illegible

Dryden VII – Leveraged Loan CDO 2004
By: Prudential Investment Management, Inc., as Collateral Manager, as Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature Page to Amendment]

Dryden V – Leveraged Loan CDO 2003
By: Prudential Investment Management, Inc., as Collateral Manager, as Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

The Prudential Series Fund - High Yield Bond Portfolio

By: Prudential Investment Management, Inc. as investment advisor, as Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden XI – Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc., as Collateral Manager, as Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Prudential High Yield Fund Inc

By: Prudential Investment Management, Inc. as investment advisor, as Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature Page to Amendment]

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust

By: Prudential Investment Management, Inc., As Investment Advisor, as Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden XXI Leveraged Loan CDO LLC

By: Prudential Investment Management, Inc., as Collateral Manager, as Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

GSO Special Situations Fund LP
By: GSO Capital Partners LP, its investment advisor

By:	/s/ Christopher H. Sullivan
Name:	Christopher H. Sullivan
Title:	Authorized Signatory

GSO Special Situations Overseas Master Fund, Ltd.
By: GSO Capital Partners LP, its investment advisor

By:	/s/ Christopher H. Sullivan
Name:	Christopher H. Sullivan
Title:	Authorized Signatory

[Signature Page to Amendment]

Carlyle High Yield Partners VI Ltd., as Lender

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Carlyle High Yield Partners IX, Ltd., as Lender

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Carlyle Loan Investment Ltd., as Lender

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Shubelik LLC, as Lender By: The Royal Bank of Scotland plc as attorney-in-fact

By: RBS Securities, Inc., its agent,

By:	/s/ Matthew S. Rosencrafts
	Name:	Matthew S. Rosencrafts
	Title:	Vice President

[Signature Page to Amendment]

Credit Suisse AG, Cayman Islands Branch, as Lender

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Vice President

By:	/s/ Rahul Parmar
	Name:	Rahul Parmar
	Title:	Associate

Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund, as Lender

By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
	Title:	Portfolio Manager

Golden Knight II CLO, Ltd., as Lender

By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
	Title:	Portfolio Manager

Lord Abbett Investment Trust – Lord Abbett High Yield Fund, as Lender

By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
	Title:	Portfolio Manager

[Signature Page to Amendment]

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-II
BABSON LOAN OPPORTUNITY CLO, LTD.
BABSON CREDIT STRATEGIES CLO, LTD.
LOAN STRATEGIES FUNDING LLC
SAPPHIRE VALLEY CDO I, LTD.
OSPREY CDO 2006-1 LTD., as Lenders
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Managing Director

BILL & MELINDA GATES FOUNDATION TRUST, as Lender
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Managing Director

GMAM GROUP PENSION TRUST III, as a Lender
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Managing Director

[Signature Page to Amendment]

JEFFERIES FINANCE CP FUNDING LLC, as Lender

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Managing Director

JFIN CLO 2007 LTD., as a Lender
By: Jefferies Finance LLC as Collateral Manager

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Managing Director

VINACASA CLO, LTD., as a Lender
By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Managing Director

XELO VII LIMITED, as a Lender
By: Babson Capital Management LLC as Sub-Advisor

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Managing Director

[Signature Page to Amendment]

Merrill Lynch Capital Services, Inc., as Lender

By:	/s/ Erik S. Grossman
	Name:	Erik S. Grossman
	Title:	Vice President

Merrill Lynch Credit Products, LLC, as Lender

By:	/s/ Erik S. Grossman
	Name:	Erik S. Grossman
	Title:	Vice President

Bank of America, N.A., as Lender

By:	/s/ Erik S. Grossman
	Name:	Erik S. Grossman
	Title:	Vice President

TCW ABSOLUTE RETURN CREDIT FUND, L.P.
By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Scott E. Feldman
Name:	Scott E. Feldman
Title:	Senior Vice President

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

[Signature Page to Amendment]

BELL ATLANTIC MASTER TRUST
By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Scott E. Feldman
Name:	Scott E. Feldman
Title:	Senior Vice President

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

FIRST 2004-I CLO, LTD.
By:	TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Scott E. Feldman
Name:	Scott E. Feldman
Title:	Senior Vice President

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

FIRST 2004-II CLO, LTD.
By:	TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Scott E. Feldman
Name:	Scott E. Feldman
Title:	Senior Vice President

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

TCW SENIOR SECURED FLOATING RATE LOAN FUND, L.P.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Scott E. Feldman
Name:	Scott E. Feldman
Title:	Senior Vice President

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

[Signature Page to Amendment]

PALMETTO INVESTORS MASTER FUND, LLC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Scott E. Feldman
Name:	Scott E. Feldman
Title:	Senior Vice President

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

VELOCITY CLO LTD.
By:	TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Scott E. Feldman
Name:	Scott E. Feldman
Title:	Senior Vice President

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

VITESSE CLO LTD.
By:	TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ Scott E. Feldman
Name:	Scott E. Feldman
Title:	Senior Vice President

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Scott E. Feldman
Name:	Scott E. Feldman
Title:	Senior Vice President

By:	/s/ Meric Topbas
Name:	Meric Topbas
Title:	Vice President

[Signature Page to Amendment]

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

CELTS CLO 2007 -1 LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

[Signature Page to Amendment]

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
as Investment Adviser

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

Invesco Floating Rate Fund
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

HUDSON CANYON FUNDING II SUBSIDIARY HOLDING
COMPANY II LLC
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager & Attorney In Fact

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

Invesco Liquid Leveraged Loan Fund, L.P
By:	Invesco Senior Secured Management, Inc.
Its Full Discretion Investment Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

[Signature Page to Amendment]

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As the Asset Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

Invesco Van Kampen Dynamic Credit Opportunities Fund
By:	Invesco Senior Secured Management, Inc. as Sub-Adviser

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

Invesco Prime Income Trust
By:	Invesco Senior Secured Management, Inc. as Sub-Adviser

	By:	/s/ Thomas H. B. Ewald
		Name:	Thomas H. B. Ewald
		Title:	Authorized Signatory

[Signature Page to Amendment]

Invesco Van Kampen Senior Income Trust
By:	Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Qualcomm Global Trading, Inc.
By:	Invesco Senior Secured Management, Inc. As Investment Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Invesco Van Kampen Senior Loan Fund
By:	Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

Invesco Funds III - Invesco US Senior Loan Fund, as Lender
By:	Invesco Asset Management S.A As Investment Manager

By:	/s/ Thomas H. B. Ewald
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

NCM SOLTD 2010-1 LLC, as Lender

By:	/s/ Isabella Velasquez
	Name:	Isabella Velasquez
	Title:	Authorized Signatory

[Signature Page to Amendment]

NCM SPLP 2010-1 LLC, as Lender

By:	/s/ Isabella Velasquez
	Name:	Isabella Velasquez
	Title:	Authorized Signatory

AIB Debt Management Limited, as Lender

By:	/s/ Gregory J. Wiske
	Name:	Gregory J. Wiske
	Title:	Senior Vice President
Investment Advisor to AIB Debt Management, Limited

By:	/s/ Keith Hamilton
	Name:	Keith Hamilton
	Title:	Assistant Vice President
Investment Advisor to AIB Debt Management, Limited

Allied Irish Banks, p.l.c., as Lender

By:	/s/ Gregory J. Wiske
	Name:	Gregory J. Wiske
	Title:	Senior Vice President

By:	/s/ Keith Hamilton
	Name:	Keith Hamilton
	Title:	Assistant Vice President

General Electric Capital Corporation, as Lender

By:	/s/ Rebecca Ford
	Name:	Rebecca Ford
	Title:	Authorized Signatory

[Signature Page to Amendment]

Casa Holdings II, L.L.C.

By:	GS Capital Partners VI Fund, L.P., as Manager

By:	GSCP VI Advisors, L.L.C., as General Partner

By:	/s/ Kenneth A. Pontarelli
	Name:	Kenneth A. Pontarelli
	Title:	Vice President

Fernwood Associates LLC, as Lender

By:	/s/ David B. Forer
Intermarket Corporation
	Name:	David B. Forer
	Title:	Managing Director

Fernwood Foundation Fund LLC, as Lender

By:	/s/ David B. Forer
Intermarket Corporation
	Name:	David B. Forer
	Title:	Managing Director

Fernwood Restructurings Limited, as Lender

By:	/s/ David B. Forer
Name:	David B. Forer
Title:	Director

[Signature Page to Amendment]

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM HIGH YIELD TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

[Signature Page to Amendment]

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

[Signature Page to Amendment]

BOSTON HARBOR CLO 2004-1, Ltd,

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM HIGH YIELD TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND By The Putnam Advisory Company, LLC

/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

[Signature Page to Amendment]

PUTNAM PREMIER INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

[Signature Page to Amendment]

PUTNAM DIVERSIFIED INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM VARIABLE TRUST - PVT DIVERSIFIED INCOME FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

[Signature Page to Amendment]

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM HIGH YIELD INCOME FUND

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

[Signature Page to Amendment]

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

PUTNAM TOTAL RETURN TRUST By Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

PUTNAM RETIREMENT ADVANTAGE GAA GROWTH PORTFOLIO By Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

[Signature Page to Amendment]

PUTNAM RETIREMENT ADVANTAGE GAA BALANCE PORTFOLIO By Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

ACCT# 2QM- Asset Growth PUTNAM INVESTMENT MANAGEMENT LLC, on behalf of its series, ASSET ALLOCATION GROWTH by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Vice President

[Signature Page to Amendment]

ACCT# 256- Asset Balance PUTNAM ASSET ALLOCATION FUND: BALANCED PORTFOLIO By Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Vice President

ACCT#- Asset Conservative PUTNAM INVESTMENT MANAGEMENT LLC, on behalf of its series, ASSET ALLOCATION CONSERVATIVE by Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	Vice President

[Signature Page to Amendment]

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO OF MAXIM SERIES FUND by Putnam Investment Management, LLC

/s/ Kevin Parnell
Name:	Kevin Parnell
Title:	Supervisor

ColumbusNova CLO, LTD. 2007-1 By: ColumbusNova Credit Investment Management LLC as Collateral Manager, as Lender

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

Thracia LLC, as Lender

By:	/s/ Dhananjay Pai
	Name:	Dhananjay Pai
	Title:	Chief Operating Officer

RIDGEWORTH FUNDS – SEIX FLOATING
RATE HIGH INCOME FUND
By: Seix Investment Advisors LLC, as Sub-Adviser and as a Lender

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO
By: Seix Investment Advisors LLC, as Sub-Adviser and as a Lender

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[Signature Page to Amendment]

Pacifica CDO V, as a Lender

By:	/s/ Ronald M. Grobeck
	Name:	Ronald M. Grobeck
	Title:	Managing Director

Pacifica CDO VI, as a Lender

By:	/s/ Ronald M. Grobeck
	Name:	Ronald M. Grobeck
	Title:	Managing Director

Prospero CLO I BV, as a Lender

By:	/s/ Ronald M. Grobeck
	Name:	Ronald M. Grobeck
	Title:	Managing Director

PROSPERO CLO II BV, as a Lender

By:	/s/ Ronald M. Grobeck
	Name:	Ronald M. Grobeck
	Title:	Managing Director

Veritas CLO I Ltd, as a Lender

By:	/s/ Ronald M. Grobeck
	Name:	Ronald M. Grobeck
	Title:	Managing Director

[Signature Page to Amendment]

Veritas CLO II Ltd, as a Lender

By:	/s/ Ronald M. Grobeck
	Name:	Ronald M. Grobeck
	Title:	Managing Director

GULF STREAM-COMPASS CLO 2007-1 LTD By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2007-I LTD, as Lender By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry Love
	Name:	Barry Love
	Title:	Chief Credit Officer

Aberdeen Loan Funding Ltd, as Lender By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Armstrong Loan Funding, LTD., as Lender By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

[Signature Page to Amendment]

Highland Credit Opportunities CDO Ltd, as Lender By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Highland Offshore Partners, L.P., as Lender By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director

Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund, as Lender

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Fidelity American High Yield Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity American High Yield Fund, as Lender

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Amendment]

Fidelity Puritan Trust: Fidelity Puritan Fund, as Lender

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Fidelity Canadian Asset Allocation Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity Canadian Asset Allocation Fund, as Lender

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Fidelity Canadian Balanced Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity Canadian Balanced Fund, as Lender

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

IG Investment Management Ltd., as trustee for IG FI Canadian Allocation Fund, By: Pyramis Global Advisors LLC as Authorized Signatory, as Lender

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

[Signature Page to Amendment]

KKR Financial CLO 2007-A, Ltd., as Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Financial CLO 2005-2, Ltd., as Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Financial CLO 2005-1, Ltd., as Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

[Signature Page to Amendment]

KKR Financial CLO 2006-1, Ltd., as Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

Oregon Public Employees Retirement Fund, as Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR FI Partners I, L.P., as Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

KKR Debt Investors II (2006) (Ireland) L.P., as Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

[Signature Page to Amendment]

KKR Corporate Credit Partners L.P., as Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

Maryland State Retirement and Pension System, as Lender

By:	/s/ Alexandra Ochev
	Name:	Alexandra Ochev
	Title:	Authorized Signatory

Western Asset Management Company as Agent and Investment Manager on behalf of John Hancock Fund II Floating Rate Income Trust, as an Extending First Lien Lender

By:	/s/ Kim Nguyen
	Name:	Kim Nguyen
	Title:	Authorized Signatory

Mariner LDC, as Lender
By:	Mariner Investment Group, as Investment Advisor

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

Caspian Select Credit Master Fund, Ltd., as Lender
By:	Mariner Investment Group, as Investment Advisor

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

[Signature Page to Amendment]

Caspian Capital Partners, L.P., as Lender
By:	Mariner Investment Group, as Investment Advisor

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

Caspian Solitude Master Fund, L.P., as Lender
By:	Mariner Investment Group LLC, as Investment Advisor

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

CITIGROUP FINANCIAL PRODUCTS Inc, as Lender

By:	/s/ Scott R. Evan
	Name:	Scott R. Evan
	Title:	Authorized Signatory

Western Asset Management Company as Agent and Investment Manager on behalf of Western Asset Floating Rate High Income Fund LLC, as Lender

By:	/s/ Kim Nguyen
	Name:	Kim Nguyen
	Title:	Authorized Signatory

Castle Hill II-Ingots, Ltd
By:	Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature Page to Amendment]

ANNEX I

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the First Amendment, dated as of January 26, 2011 (the “Fifth Amendment”), to the Credit Agreement, dated as of April 10, 2007 (the “Credit Agreement”), among Domus Intermediate Holdings Corp. (“Holdings”), Realogy Corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), as administrative agent (the “Administrative Agent”), and the other agents from time to time party thereto.

2. The Credit Agreement is being amended pursuant to the First Amendment. Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the First Amendment; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the First Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or email), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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[LOAN PARTIES]

By:
Name:
Title:

[Acknowledgement and Confirmation]